Exhibit 10.2
                                                                    ------------


                                SECOND AMENDMENT
                                       TO
                                CREDIT AGREEMENT

                                   DATED AS OF

                                 AUGUST 5, 2005

                                      AMONG

                      KINDER MORGAN ENERGY PARTNERS, L.P.,
                                 AS THE COMPANY,

                        KINDER MORGAN OPERATING L.P. "B",
                           AS THE SUBSIDIARY BORROWER,

                            THE LENDERS PARTY HERETO,

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                          AS THE ADMINISTRATIVE AGENT,

                                 CITIBANK, N.A.
                                       AND
                           JPMORGAN CHASE BANK, N.A.,
                          AS THE CO-SYNDICATION AGENTS
                                       AND
                         THE ROYAL BANK OF SCOTLAND PLC
                                       AND
                               BARCLAYS BANK PLC,
                         AS THE CO-DOCUMENTATION AGENTS
                                       AND
                          WACHOVIA CAPITAL MARKETS, LLC
                                       AND
                         CITIGROUP GLOBAL MARKETS, INC.,
                             AS JOINT LEAD ARRANGERS
                                       AND
                         WACHOVIA CAPITAL MARKETS, LLC,
                         CITIGROUP GLOBAL MARKETS, INC.,
                                       AND
                          J.P. MORGAN SECURITIES INC.,
                             AS JOINT BOOK MANAGERS

                                SECOND AMENDMENT
                                       TO
                                CREDIT AGREEMENT


            THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of April 13, 2006 is among:

            (a)  Kinder  Morgan  Energy  Partners,   L.P.,  a  Delaware  limited
partnership (the "Company");

            (b) Kinder Morgan Operating L.P. "B", a Delaware limited partnership (the "Subsidiary Borrower");

            (c) the banks and other financial institutions listed on the signature pages hereof under the caption "Lender" (collectively, the "Lenders");

            (d)  Wachovia  Bank,  National   Association,   a  national  banking
association, individually as a Lender and as administrative agent for the Lenders (in such latter capacity, the "Administrative Agent");

            (e) Citibank, N.A., and JPMorgan Chase Bank, N.A., as Co-Syndication Agents (the "Co-Syndication Agents"); and

            (f) The Royal Bank of Scotland plc, and Barclays Bank PLC, as Co-Documentation Agents (the "Co-Documentation Agents").

                              PRELIMINARY STATEMENT

            The Company, the Subsidiary Borrower, the Lenders, the Administrative Agent, the Co-Syndication Agents, and the Co-Documentation Agents, have entered into a Credit Agreement dated as of August 5, 2005, as amended pursuant to the First Amendment to Credit

Agreement dated as of October 28, 2005 (as so amended, and as it may be further amended, modified, supplemented and/or restated from time to time, the "Credit Agreement"). All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

            NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Company, the Lenders, and the Administrative Agent hereby agree as follows:

            SECTION  1.   Amendments to Section 6.06 of the Credit Agreement.

            (a) Section 6.06(a) is hereby amended by deleting the parenthetical phrase "other than Indebtedness permitted pursuant to Section 6.06(b)".

            (b) Section 6.06(b) of the Credit Agreement is hereby deleted in its entirety and the phrase "Intentionally omitted" substituted therefor.

            SECTION 2. Conditions of Effectiveness. This Amendment shall become effective when the Company, the Subsidiary Borrower and the Required Lenders shall have executed a counterpart hereof and delivered the same to the Administrative Agent or, in the case of any Lender as to which an executed counterpart hereof shall not have been so delivered, the Administrative Agent shall have received written confirmation by telecopy or other similar writing from such Lender of execution of a counterpart hereof by such Lender.

            SECTION 3. Representations and Warranties True; No Default or Event of Default. The Company hereby represents and warrants to the Administrative Agent and the Lenders, that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in Article IV of the Credit Agreement (other than the representation set forth in Section 4.07(c)) and in the other Loan Documents are true and correct in all material respects as of, and as if such representations and warranties were made on, the date hereof (unless any such representation and warranty expressly relates to an earlier date in which event such representation and warranty is true and correct as of such date); and (b) no event has occurred and is continuing that constitutes either a Default or an Event of Default.

            SECTION 4. Reference to the Credit Agreement and Effect on the Notes and Other Documents Executed Pursuant to the Credit Agreement.

            (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "herein," "hereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

            (b) Upon the effectiveness of this Amendment, each reference in the Notes and the other documents and agreements delivered or to be delivered pursuant to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.

            (c) The Credit Agreement and the Notes and other documents and agreements delivered pursuant to the Credit Agreement, as modified by the amendment referred to above, shall remain in full force and effect and are hereby ratified and confirmed.

            SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

            SECTION 6. GOVERNING LAW; BINDING EFFECT. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE

WITH THE LAWS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW AND SHALL BE BINDING UPON THE COMPANY, THE ADMINISTRATIVE AGENT, THE LENDERS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

            SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            SECTION 8. ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT (INCLUDING THE EXHIBITS AND SCHEDULES THERETO), AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE COMPANY, THE ADMINISTRATIVE AGENT AND THE LENDERS RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ALL PRIOR PROPOSALS, AGREEMENTS AND UNDERSTANDINGS RELATING TO SUCH SUBJECT MATTER.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the date first stated herein, by their respective officers thereunto duly authorized.


                                KINDER MORGAN ENERGY PARTNERS, L.P.,
                                as the Company

                                     By:     Kinder Morgan G.P., Inc.,
                                             its General Partner

                                     By:     Kinder Morgan Management, LLC,
                                             its Delegate


                                             By:    /s/ Joseph Listengart
                                                    ------------------------
                                             Name:  Joseph Listengart
                                             Title: Vice President

                                KINDER MORGAN OPERATING L.P. "B",
                                as the Subsidiary Borrower

                                        By:   Kinder Morgan G.P., Inc.,
                                              its General Partner

                                        By:   Kinder Morgan Management, LLC,
                                              its Delegate


                                              By:    /s/ Joseph Listengart
                                                     ------------------------
                                              Name:  Joseph Listengart
                                              Title: Vice President

                                WACHOVIA BANK, NATIONAL
                                ASSOCIATION, as the Administrative Agent and as a Lender



                                By:     /s/ Shannan Townsend
                                        ------------------------------------
                                Name:   Shannan Townsend
                                Title:  Director

                                CITIBANK, N.A.,
                                as a Co-Syndication Agent and as a Lender



                                By:     /s/ Shirley E. Burrow
                                        ------------------------------------
                                Name:   Shirley E. Burrow
                                Title:  Attorney-In-Fact

                                JPMORGAN CHASE BANK, N.A.
                                as a Co-Syndication Agent and as a Lender



                                By:     /s/ Dianne L. Russell
                                        ------------------------------------
                                Name:   Dianne L. Russell
                                Title:  Vice President

                                THE ROYAL BANK OF SCOTLAND plc,
                                as a Co-Documentation Agent and as a Lender



                                By:     /s/ Keith Johnson
                                        ------------------------------------
                                Name:   Keith Johnson
                                Title:  Managing Director

                                BARCLAYS BANK PLC,
                                as a Co-Documentation Agent and as a Lender



                                By:     /s/ Alison McGuigan
                                        ------------------------------------
                                Name:   Alison McGuigan
                                Title:  Associate Director

                                THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                HOUSTON AGENCY



                                By:     /s/ John McGhee
                                        ------------------------------------
                                Name:   John McGhee
                                Title:  Vice President & Manager

                                SUNTRUST BANK



                                By:
                                          ------------------------------------
                                Name:
                                          ------------------------------------
                                Title:
                                          ------------------------------------

                                HARRIS NESBITT FINANCING, INC.



                                By:
                                          ------------------------------------
                                Name:
                                          ------------------------------------
                                Title:
                                          ------------------------------------

                                WILLIAM STREET COMMITMENT CORPORATION
                                (Recourse only to assets of William Street
                                Commitment Corporation)



                                By:     /s/ Mark Walton
                                        ------------------------------------
                                Name:   Mark Walton
                                Title:  Assistant Vice President

                                SUMITOMO MITSUI BANKING CORPORATION



                                By:
                                          ------------------------------------
                                Name:
                                          ------------------------------------
                                Title:
                                          ------------------------------------

                                COMMERZBANK AG,
                                NEW YORK AND GRAND CAYMAN BRANCHES



                                By:
                                          ------------------------------------
                                          ------------------------------------
                                          ------------------------------------

                                By:
                                          ------------------------------------
                                          ------------------------------------
                                          ------------------------------------

                                LEHMAN BROTHERS BANK, FSB


                                By:     /s/ Janine M. Shugan
                                        ------------------------------------
                                Name:   Janine M. Shugan
                                Title:  Authorized Signatory

                                CALYON, NEW YORK BRANCH



                                By:
                                          ------------------------------------
                                Name:
                                          ------------------------------------
                                Title:
                                          ------------------------------------


                                By:
                                          ------------------------------------
                                Name:
                                          ------------------------------------
                                Title:
                                          ------------------------------------

                                DEUTSCHE BANK AG NEW YORK BRANCH



                                By:     /s/ Marcus Tarkington
                                        --------------------------------------
                                Name:   Marcus Tarkington
                                Title:  Director




                                By:    /s/ Rainer Meier
                                        --------------------------------------
                                Name:   Rainer Meier
                                Title:  Vice President

                                UBS LOAN FINANCE LLC



                                By:     /s/ Douglas Gerveline
                                        --------------------------------------
                                Name:   Douglas Gerveline
                                Title:  Associate Director Banking Products
                                        Services, US



                                By:     /s/ Steven J. Nibur
                                        --------------------------------------
                                Name:   Steven J. Nibur
                                Title:  Associate Director Banking Products
                                        Services, US

                                BANK OF AMERICA, N.A.



                                By:
                                          ------------------------------------
                                Name:
                                          ------------------------------------
                                Title:
                                          ------------------------------------

                                MERRILL LYNCH BANK USA



                                By:     /s/ David Millett
                                        -------------------------------------
                                Name:   David Millett
                                Title:  Vice President

                                CREDIT SUISSE, Cayman Islands Branch



                                By:     /s/ Vanessa Gomez
                                        -------------------------------------
                                Name:   Vanessa Gomez
                                Title:  Vice President



                                By:     /s/ Nupur Kumar
                                        -------------------------------------
                                Name:   Nupur Kumar
                                Title:  Associate

                                WELLS FARGO BANK TEXAS, N.A.



                                By:     /s/ Stephanie B. Casas
                                        -------------------------------------
                                Name:   Stephanie B. Casas
                                Title:  Vice President